(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(REGISTERED TRADEMARK)
KOREA FUND, INC.
SEMIANNUAL REPORT
MARCH 31, 1998
CONTENTS


PRESIDENT'S MESSAGE          3   NED JOHNSON ON INVESTING STRATEGIES.

FUND TALK                    4   THE MANAGER'S REVIEW OF FUND
                                 PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES           7   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                                 INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS                  8   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                                 WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS         12  STATEMENTS OF ASSETS AND LIABILITIES,
                                 OPERATIONS, AND CHANGES IN NET ASSETS,
                                 AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                        16  NOTES TO THE FINANCIAL STATEMENTS.

DIVIDENDS AND DISTRIBUTIONS  20  DIVIDEND REINVESTMENT AND CASH
                                 PURCHASE PLAN.

OTHER FUND INFORMATION       23


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE
INVESTMENT COMPANY ACT OF 1940
THAT FROM TIME TO TIME THE FUND MAY PURCHASE AT MARKET PRICES SHARES OF ITS COMMON STOCK IN THE
OPEN MARKET.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION
INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED
IN THE REPORT.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
In the first quarter of 1998, the U.S. stock and bond markets responded differently to lingering uncertainty over the direction of the U.S. and global economies. On the one hand, the U.S. stock market soared to record heights as corporate earnings proved to be stronger than expected and investors shrugged off concerns about the effects of economic difficulties in Asia. On the other hand, two factors tempered returns in the bond market. First, interest-rate levels were generally positive, but were low enough to encourage a flood of new issuance that dampened performance. Second, there were concerns that continued economic strength might lead to eventual inflation, even though inflation indicators remained benign during the quarter.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Hokeun Chung, Portfolio Manager of Fidelity Advisor Korea Fund, Inc.
Q. HOW DID THE FUND PERFORM, HOKEUN?
A. For the six months that ended March 31, 1998, the fund had a total return of -30.03%, based on net asset value. By comparison, the Korea Stock Exchange Composite Index (KOSPI) returned -50.37% over the same period. In terms of the fund's market value return, which represents gains or losses in the fund's share price, the fund returned -23.64% for the period. For the 12 months that ended March 31, 1998, the fund returned -37.28% based on net asset value and -33.33% in market value terms. The KOSPI returned -53.22% over the same time.
Q. WHAT FACTORS AFFECTED FUND PERFORMANCE OVER THE PAST SIX MONTHS?
A. The evolving state of the South Korean economy continued to play an important role. The first three months of the period were discouraging. The nation's currency - the Korean won - continued to tumble relative to the dollar and corporate bankruptcies throughout South Korea remained prevalent, putting enormous pressure on the nation's banking system. Toward the end of 1997, however, help appeared in the form of the International Monetary Fund, or IMF, which stepped in to help South Korea with its foreign debt obligations. Under the agreement, South Korea agreed to enact certain reforms - including restructuring the country's debt, and its corporate and financial sectors - and investors began to see rays of hope. The market rebounded to perform quite well from January through the end of March. During that time, the fund returned 33.33% in market value terms.
Q. DID YOU UTILIZE ANY SPECIFIC STRATEGIES AGAINST THIS UNCERTAIN ECONOMIC BACKDROP?
A. With the economy struggling and bankruptcies on the rise, it became more important to find companies with good balance sheets. I tended to favor companies with low debt-to-equity ratios, as well as those involved in the exporting business. Many of the fund's top individual positions - including Samsung Electronics, ultrasound manufacturer Medison and sportswear apparel company Youngone - realize a significant portion of their revenue from exports. With bankruptcies plaguing the banking system, I also reduced the fund's bank-related investments. Six months ago, around 8% of the fund's net assets were invested in bank-related stocks; now, that number is closer to 3%.
Q. WHAT TYPES OF PROBLEMS HAVE KOREAN CORPORATIONS FACED DURING THIS DIFFICULT ECONOMIC PERIOD?
A. With Korea's economy in a protracted downslide in recent years, Korean corporations have had to work very hard to stay afloat. Unfortunately, many companies have not been able to stay in business, as evidenced by the rash of bankruptcies we continued to see. In general, Korean corporations can perform capably if they have a solid source of funding. In trying to improve their standing, however, Korean companies often have their hands tied. Korea doesn't have the luxury of possessing any unique natural resources, so many companies have had to resort to overseas borrowing. The problem, however, is that the government must approve any foreign borrowing agreements. Tight borrowing restrictions - which have become somewhat more lenient recently - have served as an obstacle to many of these companies. At the same time, several companies that have borrowed frequently are so saddled with debt that they've had to declare bankruptcy.
Q. A QUICK GLANCE AT THE FUND'S INVESTMENTS REVEALS THAT CLOSE TO 40% OF THE FUND IS INVESTED IN STOCKS OF FIVE COMPANIES: SAMSUNG FIRE & MARINE, SAMSUNG ELECTRONICS, KOREA ELECTRIC POWER, SUHEUNG CAPSULE AND MEDISON. IS THIS BY DESIGN?
A. It is. As corporate bankruptcies continued to mount, I felt it would be wise to reduce the number of stocks in the portfolio. Six months ago, the fund held approximately 70 names; at the end of the period, that number had shrunk to around 50. As a result, I've placed more confidence in these five stocks, all of which had attractive balance sheets and are involved in exporting.
Q. YOU ALSO REDUCED THE FUND'S UTILITY-RELATED POSITIONS DURING THE PERIOD, WHILE ADDING TO ITS HEALTH STOCK EXPOSURE. WHY?
A. Utility stocks are very cyclical in nature. In other words, utility-stock performance tends to parallel the ups and downs of the economy. Since South Korea's economy has been so unpredictable, I felt decreasing the fund's utility exposure would be beneficial. In terms of the health stock increase, much of that was due to a dual emphasis on medical equipment and pharmaceutical stocks. These types of companies are less dependent on the local economy, relying more heavily on their exporting business. Suheung Capsule, which accounts for roughly 6% of the fund's investments, is an example of this strategy.
Q. WHICH STOCKS PERFORMED WELL? WHICH WERE DISAPPOINTING?
A. The fund's largest position at the end of the period - Samsung Fire & Marine - performed very well. The company is regarded as the market leader in the insurance field and it continued to focus on profits and gaining market share. Suheung Capsule and Medison also contributed positively. Disappointments included Cho Hung Bank and Commercial Bank of Korea, both of which were severely affected by the rash of bankruptcies. Construction stocks such as Lg Construction also disappointed. The fund no longer holds positions in these bank and construction stocks.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. While the economic situation seems to have turned a corner, I think we may continue to see a fair amount of volatility in the market. Foreign investors will likely be on the prowl for inexpensive opportunities in South Korea, and that could create currency fluctuations. For the time being, I'll continue to concentrate on companies with attractive balance sheets as well as those that can benefit from their export businesses.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

HOKEUN CHUNG DISCUSSES
IMPORTANT ECONOMIC REFORMS
IN KOREA:
"Much of the abrupt first-quarter
turnaround for Korean markets
can be traced to the IMF's
agreement to help South Korea pay
off its foreign debt. This
relationship - by which South
Korea has agreed to implement
a number of reforms - was seen
as positive by most investors. Now,
it's up to South Korea to go through
with these important changes.
"One change that South Korea will
put into effect involves the daily
fluctuation of the Korean won.
Much of the market's
underperformance over the past
couple of years has come on the
heels of currency problems. Going
forward, the government will
install a fluctuation ceiling
whereby the won can only
fluctuate to a certain point - up
or down - before it can't fluctuate
any more. South Korea has also
increased the amount that can be
invested by foreign investors from
23% to 55% of a company's shares.
South Korea is hoping that foreign
companies will merge with or
acquire certain Korean companies,
thus boosting their value.
"While these developments are
encouraging, they certainly aren't
a quick cure. Concerns still linger
about the health of individual
companies and bankruptcies
continue to be fairly common."
FUND FACTS
GOAL: to achieve long-term
capital appreciation through
investments in equity and debt
securities of Korean issuers
FUND NUMBER: 603
TRADING SYMBOL: FAK
START DATE: October 31, 1994
SIZE: as of March 31, 1998,
more than $31 million
MANAGER: Hokeun Chung,
since 1996; joined Fidelity
in 1994
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF MARCH 31, 1998
                                     % OF FUND'S   % OF FUND'S INVESTMENTS
                                     INVESTMENTS   IN THESE STOCKS
                                                   6 MONTHS AGO

SAMSUNG FIRE AND MARINE INSURANCE    9.5           4.1

SAMSUNG ELECTRONICS CO. LTD. (VTG.)  9.5           7.1

KOREA ELECTRIC POWER CORP.           7.0           10.9

SUHEUNG CAPSULE CO. LTD.             6.2           1.7

MEDISON CO. LTD.                     6.2           1.4

YOUNGONE CORP.                       6.1           0.8

LG ELECTRONICS, INC.                 5.0           4.2

POHANG IRON & STEEL CO. LTD.         4.2           3.1

S1 CORP.                             3.8           2.3

SINDO RICOH CO.                      3.2           1.2

TOP TEN MARKET SECTORS AS OF MARCH 31, 1998
                            % OF FUND'S   % OF FUND'S INVESTMENTS
                            INVESTMENTS   IN THESE MARKET SECTORS
                                          6 MONTHS AGO

TECHNOLOGY                  23.3          16.4

FINANCE                     15.0          16.1

HEALTH                      14.1          4.8

DURABLES                    12.3          8.1

BASIC INDUSTRIES            10.3          10.6

UTILITIES                   9.2           13.0

SERVICES                    3.8           2.3

NONDURABLES                 2.6           3.1

ENERGY                      1.5           1.5

CONSTRUCTION & REAL ESTATE  1.4           7.2

INVESTMENTS MARCH 31, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 96.6%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.6%
SHIP BUILDING & REPAIR - 0.6%
Hyundai Heavy Industries Co. Ltd. (a)  5,000 $ 185,920
BASIC INDUSTRIES - 10.3%
CHEMICALS & PLASTICS - 4.5%
Korea Chemical  5,000  117,329
Lg Chemical Ltd.   80,000  661,372
Rifa Industrial Co.   20,000  200,000
Youl Chon Chemical Co.   16,000  434,368
  1,413,069
IRON & STEEL - 4.2%
Pohang Iron & Steel Co. Ltd.   22,245  1,344,337
METALS & MINING - 1.6%
Daesung Cable Co.   17,890  496,012
TOTAL BASIC INDUSTRIES   3,253,418
CONSTRUCTION & REAL ESTATE - 1.4%
BUILDING MATERIALS - 1.0%
Hankuk Glass Industry Co. Ltd.   20,000  317,690
ENGINEERING - 0.4%
Hyundai Engineering & Construction Co. Ltd. (a)  20,000  135,740
TOTAL CONSTRUCTION & REAL ESTATE   453,430
DURABLES - 12.3%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Hyundai Motor Co. Ltd.   2,000  28,809
CONSUMER ELECTRONICS - 5.6%
Lg Electronics, Inc.   115,000  1,585,921
Saehan Precision Co. Ltd. (a)  10,000  184,838
  1,770,759
TEXTILES & APPAREL - 6.6%
BYC Co. Ltd.   3,250  150,181
Youngone Corp.   70,000  1,920,579
  2,070,760
TOTAL DURABLES   3,870,328
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ENERGY - 1.5%
OIL & GAS - 1.5%
Daesung Industrial Co. Ltd.   10,000 $ 194,946
Ssangyong Oil Refining  30,000  270,758
  465,704
FINANCE - 15.0%
BANKS - 2.8%
Hana Bank  30,000  184,116
Hana Bank rights 4/15/98 (a)  11,747  16,963
Housing & Commercial Bank  25,000  180,506
Kookmin Bank  40,000  303,249
Shinhan Bank  35,000  182,960
  867,794
CREDIT & OTHER FINANCE - 0.5%
Samsung Securities Co. Ltd.   20,000  117,256
Samsung Securities Co Ltd. rights 5/19/98 (a)  16,001  30,269
  147,525
INSURANCE - 9.5%
Samsung Fire & Marine Insurance  9,048  3,005,113
SECURITIES INDUSTRY - 2.2%
Dongwon Securities Co. Ltd.   30,000  142,960
Daewoo Securities Co. Ltd. (a)  30,000  185,199
Shin Young Securities Co.   50,000  379,062
  707,221
TOTAL FINANCE   4,727,653
HEALTH - 14.1%
DRUGS & PHARMACEUTICALS - 7.3%
Korea Green Cross Corp.   8,347  342,920
Suheung Capsule Co. Ltd.   25,405  1,962,698
  2,305,618
MEDICAL EQUIPMENT & SUPPLIES - 6.8%
Medison Co. Ltd.   228,000  1,958,990
Shinhung Co. Ltd. (a)  15,000  184,116
  2,143,106
TOTAL HEALTH   4,448,724
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 1.3%
Daewoo Heavy Industries Ltd.   80,000 $ 410,108
MEDIA & LEISURE - 0.4%
LODGING & GAMING - 0.4%
Hotel Shilla  30,000  140,794
NONDURABLES - 2.6%
BEVERAGES - 1.1%
Lotte Chilsung Beverage Co.   7,000  353,791
FOODS - 1.5%
Nong Shim Co.   11,000  444,766
Tong Yang Confectionery Co.   505  3,664
  448,430
TOTAL NONDURABLES   802,221
RETAIL & WHOLESALE - 0.8%
GENERAL MERCHANDISE STORES - 0.5%
Shinsegae Department Store  10,000  148,015
TRADING COMPANIES - 0.3%
Daewoo Corp.   30,000  115,885
TOTAL RETAIL & WHOLESALE   263,900
SERVICES - 3.8%
S1 Corp.   8,634  1,184,448
TECHNOLOGY - 23.3%
COMMUNICATIONS EQUIPMENT - 3.2%
Sindo Ricoh Co.   25,020  1,004,413
ELECTRONICS - 20.1%
Dae Duck Electronics Co. Ltd.   11,460  910,181
Hyundai Electronic Industries Co. Ltd. (a)  20,000  303,249
Lg Semicon Co. Ltd.   20,000  242,599
Mirae Corp.   250,000  879,062
Samsung Electronics Co. Ltd. (vtg.)  57,000  3,004,334
Samsung Display Devices Ltd. (a)  18,000  844,766
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
ELECTRONICS - CONTINUED
Samsung Display Devices Ltd. rights 5/11/98 (a)  2,584 $ -
Shin Sung Engineering Co.   7,000  140,000
  6,324,191
TOTAL TECHNOLOGY   7,328,604
UTILITIES - 9.2%
CELLULAR - 2.2%
SK Telecom Ltd.   1,236  697,470
ELECTRIC UTILITY - 7.0%
Korea Electric Power Corp.   170,000  2,209,387
TOTAL UTILITIES   2,906,857
TOTAL COMMON STOCKS
(Cost $40,409,073)   30,442,109
CASH EQUIVALENTS - 3.4%
Taxable Central Cash Fund (b)
(Cost $1,061,211)  1,061,211  1,061,211
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $41,470,284)  $ 31,503,320
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.63%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At March 31, 1998, the aggregate cost of investment securities for income tax purposes was $41,470,284. Net unrealized depreciation aggregated $9,966,964, of which $4,618,177 related to appreciated investment securities and $14,585,141 related to depreciated investment securities.
At September 30, 1997, the fund had a capital loss carryforward of approximately $6,231,000 of which $3,725,000, and $,2,506,000 will expire on September 30, 2004 and 2005, respectively.
The fund intends to elect to defer to its fiscal year ending Septemer 30, 1998 approximately $7,153,000 of losses recognized during the period November 1, 1996 to September 30, 1997.
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
 MARCH 31, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $41,470,284) -                 $ 31,503,320
SEE ACCOMPANYING SCHEDULE

CASH                                                                     2,147

RECEIVABLE FOR INVESTMENTS SOLD                                          414,669

DIVIDENDS RECEIVABLE                                                     266,755

INTEREST RECEIVABLE                                                      4,643

DEFERRED ORGANIZATION EXPENSES                                           49,528

 TOTAL ASSETS                                                            32,241,062

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                            $ 494,958

ACCRUED MANAGEMENT FEE                                        26,412

OTHER PAYABLES AND ACCRUED EXPENSES                           75,738

 TOTAL LIABILITIES                                                       597,108

NET ASSETS                                                              $ 31,643,954

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                         $ 74,104,864

ACCUMULATED NET INVESTMENT (LOSS)                                        (5,457)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                    (32,532,071)
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                (9,923,382)
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 6,243,381 SHARES OUTSTANDING                            $ 31,643,954

NET ASSET VALUE, PRICE PER SHARE ($31,643,954 (DIVIDED BY)               $5.07
6,243,381 SHARES)



STATEMENT OF OPERATIONS
 SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)

INVESTMENT INCOME                                                        $ 322,812
DIVIDENDS

INTEREST                                                                  62,474

                                                                          385,286

LESS FOREIGN TAXES WITHHELD                                               (54,041)

 TOTAL INCOME                                                             331,245

EXPENSES

MANAGEMENT FEE                                            $ 143,327

TRANSFER AGENT FEES                                        5,796

ADMINISTRATION FEES AND EXPENSES                           28,700

DIRECTORS' COMPENSATION                                    27,256

CUSTODIAN FEES AND EXPENSES                                65,238

AUDIT                                                      33,517

AMORTIZATION OF ORGANIZATION EXPENSES                      15,750

MISCELLANEOUS                                              18,259

 TOTAL EXPENSES BEFORE REDUCTIONS                          337,843

 EXPENSE REDUCTIONS                                        (1,141)        336,702

NET INVESTMENT INCOME (LOSS)                                              (5,457)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     (18,679,747)

 FOREIGN CURRENCY TRANSACTIONS                             (78,132)       (18,757,879)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     5,051,785

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES              43,454         5,095,239

NET GAIN (LOSS)                                                           (13,662,640)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ (13,668,097)
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
                                                        SIX MONTHS ENDED  YEAR ENDED
                                                        MARCH 31, 1998    SEPTEMBER 30,
                                                        (UNAUDITED)       1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                              $ (5,457)         $ (318,430)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                (18,757,879)      (7,744,899)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)    5,095,239         (7,532,400)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         (13,668,097)      (15,595,729)
FROM OPERATIONS

SHARE TRANSACTIONS                                       -                 13,726,456
COMMON STOCKS ISSUED THROUGH RIGHTS OFFERING NET OF
 SALES LOAD AND OFFERING EXPENSES

  TOTAL INCREASE (DECREASE) IN NET ASSETS                (13,668,097)      (1,869,273)

NET ASSETS

 BEGINNING OF PERIOD                                     45,312,051        47,181,324

 END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT    $ 31,643,954      $ 45,312,051
 LOSS OF $5,457 AND $0, RESPECTIVELY)

OTHER INFORMATION                                        -                 1,836,288
SHARES SOLD




FINANCIAL HIGHLIGHTS
                                           SIX MONTHS ENDED   YEARS ENDED            OCTOBER 31, 1994
                                           MARCH 31, 1998     SEPTEMBER 30,          (COMMENCEMENT
                                                                                     OF OPERATIONS) TO
                                                                                     SEPTEMBER 30,

                                           (UNAUDITED)        1997        1996       1995
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD       $ 7.26             $ 10.71     $ 12.62    $ 14.10

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) F             -                 (.06)       (.08)      (.02)

 NET REALIZED AND UNREALIZED                (2.19)            (3.14)      (1.83)     (1.30)
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS           (2.19)            (3.20)      (1.91)     (1.32)

DILUTION RESULTING FROM COMMON STOCK        -                 (.19)        -          -
ISSUED THROUGH RIGHTS OFFERING

OFFERING EXPENSES                           -                 (.06) K      -          (.16)

NET ASSET VALUE, END OF PERIOD             $ 5.07             $ 7.26       $ 10.71    $ 12.62

MARKET VALUE, END OF PERIOD                $ 5.250            $ 6.875      $ 10.500   $ 11.125

TOTAL RETURN B, C                           (23.64)%          (31.23)% D   (5.62)%    (25.83) D
MARKET VALUE H

 NET ASSET VALUE  E, G                      (30.03)%          (28.08)%     (15.13)%   (10.50)%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)    $ 31,644           $ 45,312     $ 47,181   $ 55,603

RATIO OF EXPENSES TO AVERAGE NET ASSETS     2.34% A           1.88%        1.80%      1.88% A

RATIO OF EXPENSES TO AVERAGE                2.34% A           1.88%        1.79% I    1.88% A
NET ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME (LOSS) TO    (.04)% A          (.64)%       (.68)%     (.19)% A
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE                     92% A              51%          28%        25% A

AVERAGE COMMISSION RATE J                  $ .0647            $ .1154      $ .1420


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D TOTAL MARKET VALUE RETURN INCLUDES THE EFFECT OF THE SALES LOAD PAID IN CONNECTION WITH THE INITIAL PUBLIC OFFERING AND RIGHTS OFFERING.
E TOTAL RETURN BASED ON NET ASSET VALUE REFLECTS THE EFFECT OF CHANGES IN THE NET ASSET VALUE ON THE PERFORMANCE OF THE FUND, AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THIS PERCENTAGE IS NOT AN INDICATION OF THE PERFORMANCE OF SHAREHOLDER'S INVESTMENT IN THE FUND BASED ON THE MARKET VALUE DUE TO DIFFERENCES BETWEEN THE MARKET PRICE OF THE STOCK AND THE NET ASSET VALUE OF THE FUND.
F NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
G TOTAL NET ASSET VALUE RETURN DOES NOT INCLUDE THE EFFECT OF DILUTION OR SALES LOAD.
H TOTAL RETURN BASED ON MARKET VALUE REFLECTS THE EFFECT OF CHANGES IN THE FUND'S MARKET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED.
I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
J FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
K OFFERING EXPENSES PER SHARE HAS BEEN REDUCED BY $.02 DUE TO A REDUCTION TO OFFERING EXPENSES ACCRUED IN CONNECTION WITH THE INITIAL ISSUANCE OF SHARES.
NOTES TO FINANCIAL STATEMENTS
For the period ended March 31, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING
POLICIES.
Fidelity Advisor Korea Fund, Inc. (the fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified closed-end management investment company.
There are 100,000,000 shares of $.001 par value common stock authorized. The Board of Directors of the fund may, in the first calendar quarter of each year and, under certain circumstances, conduct a tender offer to repurchase a maximum of ten percent of the fund's outstanding shares of common stock at a price equal to the net asset value per share at the time of repurchase.
In January 1997, the fund completed a rights offering, including the exercise of an over-allotment option, resulting in the issuance of an additional 1,836,288 shares of common stock. Each shareholder was issued one right for each share of the fund's common stock held as of November 15, 1996, the record date. For every three rights issued, shareholders were entitled to purchase one new share of the fund's common stock at a subscription price of $7.96 per share.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, gains on investments or currency repatriation which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. The fund incurred organization expenses in connection with its initial issuance of shares. The organization expenses of $157,276 are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the fund. In addition, the fund incurred offering expenses in connection with its rights offering of $486,185 which were paid from the proceeds of the offering and charged to capital.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Pursuant to the fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), shareholders may elect to have all distributions automatically reinvested in fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value. If the net asset value is less than 95% of the market price on the valuation date, then shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of the fund shares at such time, the Plan Agent will purchase shares of stock valued at market price on the valuation date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
The fund invests in new securities offered by some foreign companies by making applications in the public offerings. The full or a portion of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount plus the remaining amount of issue price is recorded as cost of investments.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission(the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (formerly FMR Texas Inc.), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES
OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $13,043,413 and $12,518,433, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of 1.00% of the fund's average net assets.
ADVISER FEE. FMR and the fund entered into an investment advisory agreement with Fidelity International Investment Advisors (FIIA), an affiliate of FMR, pursuant to which FIIA is responsible for the management of the fund's portfolio in accordance with the fund's investment policies and for making decisions to buy or sell securities. FMR pays FIIA a portion of its management fee.
SUB-ADVISER FEE. FIIA, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Japan Limited (FIJ), an affiliate of FMR, to provide advisory services concerning fund assets invested in Japanese and other securities. FIIA pays FIJ a portion of its fee based on the assets managed by FIJ.
ADMINISTRATIVE FEE. Fidelity Service Company, Inc. (FSC), a division of FMR Corp., has entered into a Fund Management Agreement with the fund to provide, or arrange to provide, administrative services to the fund including maintaining the fund's accounting records. As the fund's administrative manager, FSC receives a monthly fee at an annual rate of .20% of the fund's average net assets.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,075 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $66 under this arrangement.
DIVIDENDS AND DISTRIBUTIONS
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


The fund intends to distribute annually to shareholders substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains at least annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the fund, shareholders may elect to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in fund shares, pursuant to the Plan. Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent. Shareholders who would like additional information regarding the Plan or wish to have distributions automatically reinvested should notify the fund, c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.
The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the fund declare an income dividend or a capital gains distribution payable either in the fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then new shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, then the next preceding trading day. If net asset value exceeds the market price of fund shares at such time, or if the fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.
Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase fund shares in the open market on or about February 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date as specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions and voluntary cash payments will be paid by the fund. There will be no brokerage charges with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant's account will be charged a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
The reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.
If your shares are held in your own name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds. Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or nominee or the Plan Agent to see what is the best arrangement for you to participate in the Plan.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the fund or Plan Agent by at least 30 days' written notice to all participants in the Plan. All correspondence concerning the Plan should be directed c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.
OTHER FUND INFORMATION


All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
RIGHTS OFFERING. In January 1997, the fund completed a rights offering to holders of the fund's common stock. The primary rights offering was oversubscribed and, pursuant to the terms of the offering, the Board of Directors of the fund determined to exercise the offering's over-allotment option. Through the primary rights offering and the exercise of the over-allotment option, a total of 1,836,288 new shares were acquired by holders of the fund's common stock.
FOREIGN OWNERSHIP LIMIT CHANGE. Korean law restricts foreign ownership of Korean stocks. On October 1, 1996, the Korean law restriction on foreign ownership of any issuer was increased from 18% to 20%. Effective May 1, 1997, the Korean law restriction on foreign ownership of any issuer was increased to 23%. This limit was raised to 55% effective December 30, 1997 for securities traded on the Korean Stock Exchange and effective April 1, 1998 for securities traded over the counter.
CUSTODIAN. The Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York 10036, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. However, the fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets of the fund in connection with pooled repurchase agreement transactions.
BORROWING RESTRICTION. The Fund has deleted its non-fundamental policy restricting the purchase of portfolio securities while borrowings representing more than 5% of its total assets are outstanding.
ADDRESS
Fidelity Advisor Korea Fund, Inc.
82 Devonshire Street
Boston, MA
1-800-426-5523
INVESTMENT MANAGER
Fidelity Management &
Research Company
Boston, MA
INVESTMENT ADVISER
Fidelity International
Investment Advisors
Pembroke, Bermuda
SUB-ADVISER
Fidelity Investments Japan Limited
Tokyo, Japan
DIRECTORS AND OFFICERS
Edward C. Johnson 3d,
Director and President
Robert C. Pozen, Director and
Senior Vice President
Helmert Frans van den Hoven, Director
Edward H. Malone, Director
Bertram H. Witham, Jr., Director
David L. Yunich, Director
William Ebsworth, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Stuart E. Fross, Assistant Secretary
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
State Street Bank and Trust Company
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
LEGAL COUNSEL
Rogers & Wells
New York, NY
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
Boston, MA
(registered trademark)